UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 19, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       17314 STATE HIGHWAY 249, SUITE 306
                              HOUTSON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on March 19, 2008, the Board of Directors (the "Board") of Mainland Resources, Inc., a Nevada corporation (the "Company") accepted the resignation of Simeon King Horton as the Chief Geologist and a member of the board of directors of the Company. On the same date, the Board accepted the consent of David Urquhart, PEng. to act as a director of the Company. BIOGRAPHY DAVID URQUHART, PENG. has thirty-five years of operational, engineering, management and executive experience in al facets of the equipment fabrication and hydrocarbon industries. Mr. Urquhart's experience involves production operations, drilling and completion operations, exploration and exploitation operations, plant and facility design and construction, process equipment fabrication, product marketing, project economics, preparation of operating budgets and acquisitions and divestitures. Mr. Urquhart has designed and applied programmable systems technology for business analysis and reporting outcomes for IMB Systems, Microsoft Word, Microsoft Excel, Visio and Lotus Notes. He has also had extensive national and international exposure in business development, facility construction and project management, including marketing and sales in Eastern Europe, the Middle East, the Orient and Africa. From 1991 to present, Mr. Urquhart is the founder and principal of Westhampton Ltd., a company specializing in project management and market development. Mr. Urquhart provides contract operations expertise and project management services to various companies and organizations seeking to establish themselves in unfamiliar or offshore environments. These assignments often included the delivery of new technologies directed at solving modern day production and process problems. Some of the projects undertaken were delivered through contracts with Cal-Bow Industries, an offshore associate company focused primarily on the oil and gas industry markets of Russia, North Africa and the Middle East.

From 2007 through 2008, Mr. Urquhart contracted with Geneva Resources Inc. pursuant to which he was responsible for due diligence investigationon the potential associated with two large lease blocks controlled by Allied Minerals Ltd. in Plateau State, Nigeria. From 2005 through 2007, Mr. Urquhart contracted with Mart Resources Inc. to provide design and procurements services on for production facilities and pipelines in the three Nigerian joint venture projects being undertaken by Mart. His responsibilitites also included overseeing the day-to-day operations of the company in Nigeria. He was subsequently appointed chief operating officer and elected to the board of directors of Mart Resources Inc. From 2003 through 2005, Mr. Urquhart contracted with KC WEllsite Services as the engineering director. He provided drilling programs, casing design, well license applications, rig selection recommendations, site construction advice, third party services selection, cement design, well log interpretation and operations management to company clients. Mr. Urquhart also developed a joint design initiative for an Internet site that would provide historical well drilling graphs and drilling program design formats to the independent oil and gas operators in Western Canada. From 2002 through 2003, Mr. Urquhart contracted with TESCO Corporation to develop a deep-well water drilling joint venture initiative for TESCO in the Sahara Desert Region of Algeria, Tunisia and Libya utilizing the company's unique casing drilling technology. During the same period, he also acted as an advisor to Mohamed Djoua, Director of Drilling for Sanatrach SpA, Algeria's national oil company, in the use of horizontal drilling techniques suited to the optimization of deep sandstone formations.

Prior to founding his own company, Mr. Urquhart served as Vice President, Energy Group for Finex Capital Corporation of Calgary, Alberta.Finex was a Calgary based merchant banking entity owned by First City Trust, and charged with the management of an extensive investment portfolio in both energy and commercial real estate assets.He also served as the senior officer in the establishment of all Finex owned and operated oil and gas service companies, as well as being responsible for providing operational management to all Finex oil and gas production related subsidiary operations.

From the 1960s until 1983, Mr. Urquhart was employed in a variety of successive senior management positions, primarily in charge of drilling and production operations for established petroleum development and production companies. The list of firms includes Petroleum Technologies of Wichita, Kansas (1983 - 1987), Hexagon Gas Limited of Calgary, Alberta (1977 - 1983) and Suncor Inc. of Calgary, Alberta (1968 - 1977).

Mr. Urguhart graduated from Dalhousie University in Haifax, Nova Scotia with a Bachelor of Science majoring in mathematics and minoring in engineering. He also earned a Bachelor of Engineering from Nova Scotia Technical College. Mr. Urguhart is affiliated with the Association of Professional Engineers, Geologists and Geophysicistgs of Alberta, the Canadian Institute of Mining and Metallurgy - Petroleum Society, the American Society of Petroleum Engineers, and the Associationof Drilling Engineers.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MAINLAND RESOURCES, INC.



DATE:  March 21, 2008.             /s/ MICHAEL J. NEWPORT
                                   ________________________________________
                                   NAME: Michael J. Newport
                                   TITLE: President/Chief Executive Officer


                                   __________